SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                            _________________________

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): February 21, 1995

                            SHAWMUT NATIONAL CORPORATION
                  (Exact Name of Registrant as Specified in Charter)


            Delaware                 1-10102                 06-1212629
          (State or Other          (Commission File        (IRS Employer
          Jurisdiction of            Number)               Identification No.)
          Incorporation)


             777 Main Street, Hartford, Connecticut         06115
             One Federal Street, Boston, Massachusetts      02211
             (Address of principal executive offices)      (Zip Codes)

                                                                 (203) 986-2000
           Registrant's telephone numbers, including area codes: (617) 292-2000


                                   Not Applicable
          (Former name or former address, if changed since last report)


          ITEM 5.  OTHER EVENTS

               Pursuant to Form 8-K, General Instructions F, Shawmut National Corporation hereby incorporates by reference the press releases attached hereto as Exhibits 99.1 and 99.2.


          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

                    (c) The following exhibits are filed with this Current Report on Form 8-K:

               EXHIBIT
               NUMBER    DESCRIPTION

               99.1      Press Release, dated February 21, 1995,
                         entitled "Fleet and Shawmut Agree to
                         Strategic Merger in $3.7 Billion
                         Transaction."

               99.2      Press Release, dated February 22, 1995,
                         entitled "Shawmut National Corporation --
                         Suspension of Dividend Reinvestment and Stock Purchase Plan."


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SHAWMUT NATIONAL CORPORATION

                                   By: /s/ Joel B. Alvord
                                       _______________________________
                                       Joel B. Alvord
                                       Chairman and Chief Executive Officer


          Dated: February 23, 1995



                                  EXHIBIT INDEX

     Exhibit                                                   Page
     Number         Description                                Number

     99.1           Press Release, dated February 21, 1995,
                    entitled "Fleet and Shawmut Agree to
                    Strategic Merger in $3.7 Billion
                    Transaction."

     99.2           Press Release, dated February 22, 1995,
                    entitled "Shawmut National Corporation -
                    - Suspension of Dividend Reinvestment
                    and Stock Purchase Plan."